NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV 1 2 Quarter 2011 Earnings Call June 7, 2011 nd 2nd Quarter 2011 Earnings Presentation June 7, 2011 EXHIBIT 99.2

NYSE: NAV
2 2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2010, which was filed on
December 21, 2010.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
2    Quarter 2011 Earnings Call
June 7, 2011
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Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business or underlying results.
Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this
presentation.
2    Quarter 2011 Earnings Call
June 7, 2011
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Gain customer experience

INTERNATIONAL
Strong dealer network

Configurations
2009 Transition
2010
Big Bore
11L-15L
11L/13L
46%
15L
54%
<425 hp
12%
425-455 hp
64%
475-550 hp
24%
MaxxForce
11L/13L
Conversion from 15L to 13L

Engine performance

CAP
SAP
GAP
EAP
Labor agreement

Class 8 Market Share

Sustainable military business

Global

Year-End Mfg. Cash Balance Forecast - $1.2B to $1.4B

NAVISTAR

4
nd
2    Quarter 2011 Earnings Call
June 7, 2011
Results While Building
• Q2 financials
• Strategic update
• Driving
shareowner
value
Continued Success in 2011
Adjusted Diluted EPS attributable to NIC - $5.50-$6.00
Note:   This slide contains non-GAAP information, please see the REG
G in appendix for a detailed reconciliation.   2011 FY Guidance
does not include Engineering Integration Impact or potential
Valuation Allowance release.
Flexible Manufacturing Strategy
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Product Introductions/Launches
MaxxPro
®
Dash
Ambulance
TerraStar™ 4x4 Sloped Nose WorkStar
®
CAT CT660 –
Introduced at ConExpo in March
ProStar+
®
with
MaxxForce
®
15
PayStar
®
with
MaxxForce
®
15
LoneStar
®
with
MaxxForce
®
13
MN25 Tankers at Work
2    Quarter 2011 Earnings Call
June 7, 2011
nd
EPA /CARB certification
– MaxxForce
®
DT lowered
from 0.50 to 0.39 NOx
– MaxxForce
®
9/10 lowered
from 0.50 to 0.45 NOx
– MaxxForce
®
15
MaxxForce
®
15

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6 6
$0.60
$1.02
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
Q2 2010 Q2 2011
Strategy - Leveraging What We Have and
What Others Have Built
Note:   This slide contains non-GAAP information, please see the REG
G in appendix for a detailed reconciliation.   2011 FY Guidance
does not include Engineering Integration Impact or potential
Valuation Allowance release.
Key Takeaways for Q2
Truck production volume up ~34% Q2 over Q1
Class 8 Market Share better than initially expected
Prior period warranty includes expense of $27 million/diluted
EPS effect of $0.34
Expect to perform at high end of guidance
FY 2011
Q1 Q2 1H
Truck Industry
Units
51,700 61,200 112,900
Revenue ($Billions)
$2.7 $3.4 $6.1
Adj. Mfg. Segment
Profit* ($Millions)
$98 $171 $269
Adj. Diluted EPS
Attributable to NIC*
$0.18 $1.02 $1.22
***
Weighted average
shares outstanding
(Diluted)
75.9 78.6** 77.3
MaxxPro
®
Tractor
*Excludes
2011 Engineering Integration Costs and
includes $0.34 of prior period warranty adjustment
**Guidance based off 77.6M shares
Quarterly Adjusted Diluted Earnings
Per Share
*
***
YTD Earnings Per Share (EPS) of $1.22 will not equal the sum of Q1 EPS ($0.18) and Q2 EPS ($1.02)
2    Quarter 2011 Earnings Call
June 7, 2011
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$2,385
$2,848
$358
$507
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Q2 2010 Q2 2011
Base Military
$298
$390
$60
$117
$0
$100
$200
$300
$400
$500
$600
Q2 2010 Q2 2011
Truck Parts
16,000
17,400
5,400
8,200
0
5,000
10,000
15,000
20,000
25,000
30,000
Q2 2010 Q2 2011
Traditional Expansionary
Q2 2011 Information
Consolidated Revenues
($ in millions)
Quarterly Truck  Chargeouts Quarterly Engine Shipments
Military Revenues
($ in millions)
21,400
25,600
$358
$507
$2,743
$3,355
21,500
27,900
34,600
37,100
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
Q2 2010 Q2 2011
All Other OEM Sales South America
56,100
65,000
2    Quarter 2011 Earnings Call
June 7, 2011
nd

#2

#1

SCHOOL BUS

#1

#1

#2

TERRAStar

NAVISTAR

NYSE: NAV
Medium
Truck
Great Products –
Market Share
Severe Service
Truck
Heavy
Truck
FY09 61%
FY10 59%
Q2 11 45%
YTD11 48%
FY09 35%
FY10 38%
Q2 11 36%
YTD11 36%
FY09 34%
FY10 33%
Q2 11 33%
YTD11 31%
FY09 25%
FY10 24%
Q2 11 16%
YTD11 16%
Class 8
School
Bus
(U.S. & Canada)
School Bus & Combined Class 6-8 Market Share –
FY09:
34%;
34%; FY10: 33%; 33%; YTD11: 26% 26%
Note:   Market Share based on brand and Severe Service Truck
market share excludes military
20% Market Share
Q2 11
Class 4-5 YTD11
Industry 17K
Navistar 549
Market Share ~3%
8
2    Quarter 2011 Earnings Call
June 7, 2011
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9
U.S. and Canada Heavy Strategy –
Maintain ~25% Class 8 Share
Severe Service Truck Heavy Truck
Combined Class 8
Attributes
•Fuel
•Durability
•Weight
•Driver performance
ProStar ® with
MaxxForce ® 13
WorkStar ® with
MaxxForce ® 13
FY2010
1Q - 2Q 2011
ProStar ® with
MaxxForce ® 15
2    Half 2011
Sloped Nose
WorkStar ®
PayStar ® with
MaxxForce ® 15
LoneStar ® with
500HP MaxxForce ® 13
9900 with
MaxxForce ® 15
CAT CT660
Class 8 Strategy
What We’ve Said
• Convert to
proprietary U.S. and
Canada diesel
engine
• Transition industry
from 15L to 13L
• Customer
experience during
transition will drive
increased second
half momentum
2    Quarter 2011 Earnings Call
June 7, 2011
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nd
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Combined
Class 8
1
st
Half 2
nd
Half FY2011
Industry 75K 96K – 109K 171K - 184K
Navistar 15K 27K - 31K 42K - 46K
Market Share ~19% ~28% ~25%
Note:   Market Share based on brand and Severe Service Truck
market share excludes military
2011 U.S. and Canada Combined Class 8 Strategy –
Maintain ~25% Class 8 Share
Key Takeaways/What’s Next?
• Launch of derivative products to complete line-up
• Truck production split
95% - 13L
5% - 15L
• 15L impact will be weighted toward 4
th
quarter
ProStar+ ® with
MaxxForce ® 15
LoneStar ® with
MaxxForce ® 13
Industry FY02 FY03 FY04 FY 05 FY06 FY 07 FY08 FY09 FY10
School Bus 27,400 29,200 26,200 26,800 28,200 24,500 24,400 22,600 20,900 16,500 18,000
Class 6-7 - Medium 72,700 74,900 99,200 104,600 110,400 88,500 59,600 39,800 46,400 52,500 58,000
Combined Class 8 (Heavy & Severe Service) 163,300 159,300 219,300 282,900 316,100 206,000 152,600 112,000 124,000 171,000 184,000
Total Industry Demand 263,400 263,400 344,700 414,300 454,700 319,000 236,600 174,400 191,300 240,000 260,000
FY 11
Actual Guidance
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume
2    Quarter 2011 Earnings Call
June 7, 2011
nd

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2011 Global Truck
South America
• Colombia
• Brazil
Peru Mexico
Global Units FY 2010 FY 2011
Mexico 5,000 6,000
Latin America/
Australia/
South America
3,000 10,000
Key Takeaways
• Global units are expected to
increase by >60% from the first
half to the second half of this year
• Balance global growth with
supplier capacity
Australia
2    Quarter 2011 Earnings Call
June 7, 2011
nd
9800 &
DuraStar ®
TranStar ®
WorkStar ®
CT610/CT630
ProStar ®
40T
Currently 410 Branded
Sales or Service Points

NYSE: NAV 2 Quarter 2011 Earnings Call June 7, 2011 nd Navistar Defense Sustainable Revenue 2008 2009 2010 2011+ > $2B > $2B > $2B ~$1.9B 12 Units since 2005

NYSE: NAV 13 13 Navistar Defense Recent Wins 250 MaxxPro ® Dash Ambulances 160 Buses 265 GTTs RPG Net Dash and Recovery FSR MaxxPro ® Dash 2 Quarter 2011 Earnings Call June 7, 2011 nd

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• Moving from focused facilities to
flexible manufacturing to minimize
logistics cost
• School bus:  All assembly in Tulsa
• Huntsville: Ability to produce
V8/I6/DT engines on same line
• Labor agreement
Competitive Cost Structure
Completed Actions Next Steps to increase Shareholder Value
• Leveraging assets
• Integrated Product Development
Center
1   Half 2    Half
Fiscal
Year 2011
UAW one time impacts ($7M) $0 ($7M)
Manufacturing
Flexibility Efficiency
$33M ~$50M ~$80M
Product Development ($266M)
($240M-
$260M)
(>$500M)
2    Quarter 2011 Earnings Call
June 7, 2011
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st
nd

Sales and Revenues

Adjusted Diluted EPS

NAVISTAR

NYSE: NAV
15
$0
$2
$4
$6
$8
$10
$12
$14
$16
YTD Full Year Guidance
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
YTD Full Year Guidance
FY 2011 Guidance
Navistar Consolidated Revenues ($ in Billions)
Navistar Adjusted Diluted EPS
YTD
$6.1
Guidance
$13.6 – $14.3
1
st
Half 2
nd
Half
Fiscal
Year 2011
Traditional NA Industry 113K 147K 260K
Class 8
Market Share
19% ~28% ~25%
Engine Profitability ($6M) ~$100M ~$100M
OEM Diesels 73K ~86K >150K
Military Revenues $840M >$1B ~$1.9B
UAW One Time Impacts ($7M) $0 ($7M)
Manufacturing Flexibility
Efficiency
$33M ~$50M ~$80M
Product Development ($266M) ($240M-$260M) (>$500M)
Parts Segment Growth >10% CAGR
YTD
$1.22**
Guidance
$5.50 – $6.00**
*Composed mostly of NC2 & MNAL JV
Note:   This slide contains non-GAAP information, please see the REG
G in appendix for a detailed reconciliation.   2011 FY Guidance
does not include Engineering Integration Impact or potential
Valuation Allowance release.
**Excludes 2011 Engineering Integration Costs
GLOBAL 1
st
Half 2
nd
Half
Fiscal Year
2011
Equity/loss from non-
consolidated affiliates*
($33M) ($10M-$15M)
($40M-
$50M)
Global units
(incl. Legacy, NC²
& MNAL)
9K ~20K ~29K
2    Quarter 2011 Earnings Call
June 7, 2011
nd

16
Results While Building
• Q2 financials
• Strategic update
• Driving
shareowner
value
Continued Success in 2011
Adjusted Diluted EPS attributable to NIC - $5.50-$6.00
Note:   This slide contains non-GAAP information, please see the REG
G in appendix for a detailed reconciliation.   2011 FY Guidance
does not include Engineering Integration Impact or potential
Valuation Allowance release.
2    Quarter 2011 Earnings Call
June 7, 2011
nd
NYSE: NAV
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Flexible Manufacturing Strategy

NYSE: NAV
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Q2 Manufacturing Cash Update
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
Note:  Capital Expenditures includes ~$16M  related to Integrated
Product Development  center
2    Quarter 2011 Earnings Call
June 7, 2011
nd
($ millions)
January 31, 2011 ending manufacturing cash and marketable securities
1
$762
Adjusted manufacturing EBITDA $151
Change in net working capital
2
$228
Capital expenditures ($90)
Other cash flows $28
April 30, 2011 ending manufacturing cash and marketable securities
1
$1,079
Forecasted October 31, 2011 ending manufacturing cash and marketable securities $1.2B to $1.4B
1 Includes cash from the consolidation of minority interests
2
NWC = A/R, Inventory, Other Current Assets, A/P & Other Current Liabilities

Dealer Floor Plan

NAVISTAR® CAPITAL
a GE Capital program

NAVISTAR®

18
Navistar Financial Corporation
• Q2 2011 profitability of $40M, YTD profitability of $72M
• Liquidity is strong: $517M total availability as of 4/30/11
– Retail securitization in April increased liquidity $118M and reduced borrowing costs
• Retail portfolio originations and balances will continue to decline as Navistar
Capital (new GE Capital program) handles new acquisitions
• Service leverage stable (6:1)
Retail Notes Bank Facility
• $810M facility
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
– Matures December 2012
On balance sheet
• Situation as of Apr 30, 2011
– $1.1B funding facility (NFSC)
– $350M available
• NFSC wholesale trust
– Bank conduit portion matures
August 2011
– Public portions mature
January 2012 and October
2012
On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Note:  profitability relates to total financial services
Leveraging Assets & Controlling Our Destiny
2    Quarter 2011 Earnings Call
June 7, 2011
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19
Truck /Bus
Production
Facilities:
SAP, GAP,
EAP, TBP
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
Q1 Q2 Q3 Q4
0
5,000
10,000
15,000
20,000
25,000
30,000
1H 2H
Medium Combined Class 8
0
50
100
150
200
250
300
350
Q1 Q2 Q3 Q4
Operating Days
2011 Update
Worldwide Truck Chargeouts
1
st
half – 498 days
2
nd
half – 572 days
• Medium
production
expected to
increase 10-
15% in the
2
nd
half
• Combined
Class 8
production
expected to
be up >40%
OEM Engine Sales
(excludes inter-company shipments)
1
st
half – 73K units
2
nd
half – 86K units
U.S. and Canada Truck Production
Note: Worldwide Truck Charge outs include towables. There are approximately 4,000 forecasted units in FY 2011.
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
2011 Actuals 2011 Actuals 2011 Forecast 2011 Forecast
Q1 Q2 Q3 Q4
Traditional Expansionary Towables
2    Quarter 2011 Earnings Call
June 7, 2011
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Results – Vehicle Integration Drives
Profitable Growth
Drivers of Success
Market share growth – ProStar
®
success
Product breadth – Big Bore engines
Customer reach – dealer engagement
(U.S., Canada, Mexico, excludes Military)
Parts
Segment
Three Months Ended April 30:
($ in millions) 2011 2010 $ change % change
Total Sales $562 $447 $115 26%
Segment $74 $58 $16 28%
North American Parts Sales
Parts Financial Information
2    Quarter 2011 Earnings Call
June 7, 2011
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$0
$500
$1,000
$1,500
$2,000
2009 2010 2011 Fcst

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21 21
Competitive Cost Structure
Controlling our Destiny
Note: Costs related to steel, precious metals, resins, and
petroleum products
Commodities
Market Profile
2009
Average
2010
High
March 11
(data shown in Q1)
May 2011
Sheet steel
($/short ton)
$482 $699 $861 $810
Scrap steel
($/long ton)
$260 $473 $480 $490
Crude oil
($/bbl)
$62 $91 $95 $101
Platinum
($/troy oz.)
$1,203 $1,754 $1,829 $1,792
Natural
Rubber
($/lb)
$0.82 $2.25 $2.34 $2.10
Copper
($/lb)
$2.41 $4.23 $4.55 $4.05
2011 Actions
• Navistar has mitigated a
significant portion of 2011 market
risk
– Systematic hedging
– Supplier negotiations
– Commodity surcharges
• Within a range, commodity
volatility has been factored into
2011 guidance
• Focus on FY2012
• Pricing Actions
2    Quarter 2011 Earnings Call
June 7, 2011
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FY 04  -- 04' EPA FY 07 -- 07 EPA FY 08 -- 07' EPA FY 09 -- 07 EPA FY 9/10 -- 10 EPA Current Build Est
FY 07 FY 08 FY 09 FY 10 Current Build
Est
Warranty
Big Bore Engine Shipments By Year Key Takeaways
• Prior period cost associated with
previous generation products /
customer satisfaction
• Warranty expense will grow as engine
population expands
Base Engine – Midrange Diesels Truck – ProStar
®
Launch Years
Launch Years
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
FY2008 FY2009 FY2010 YTD2011
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FY 2011 Guidance
• Industry remains strong
– Full Year 240K to 260K
– 1
st
half ~226K 2
nd
half ~300K (annualized)
• Market Share
– Growing with experience
– Product performance
• Fuel economy
• Quality
– 15L Engine
• Challenges
– Commodities – contained
– Product investments
• Global business
– Completing investments
– Volumes are growing
– Export is very strong
*composed mostly of NC
2
& MNAL JV
1
st
Half 2
nd
Half
Fiscal
Year 2011
Traditional NA Industry 113K 147K 260K
Class 8
Market Share
19% ~28% ~25%
Engine Profitability ($6M) ~$100M ~$100M
OEM Diesels 73K ~86K >150K
Military Revenues $840M >$1B ~$1.9B
UAW One Time Impacts ($7M) $0 ($7M)
Manufacturing Flexibility
Efficiency
$33M ~$50M ~$80M
Product Development ($266M) ($240M-$260M) (>$500M)
Parts Segment Growth >10% CAGR
GLOBAL 1
st
Half 2
nd
Half
Fiscal Year
2011
Equity/loss from non-
consolidated affiliates*
($33M) ($10M-$15M) ($40M-$50M)
Global units
(incl. Legacy, NC²
& MNAL)
9K ~20K ~29K
Deliver on our commitments
• Expect high side of EPS guidance
• FY 2011 manufacturing cash and
marketable securities: $1.2B to $1.4 B
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Driving Shareholder Value
Deliver on our commitments
• Expect high side of EPS guidance
• FY 2011 manufacturing cash - $1.2B to $1.4B
Not Included:
•Engineering Integration Costs
•Valuation Allowance
•Mfg Footprint Rationalization
2    Quarter 2011 Earnings Call
June 7, 2011
nd
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
$25.00
150 200 250 300 350 400 450 500
Current wedge asumes attainment of mature global
growth by the end of calendar year 2013 .
Original wedge assumed a share count of 72.5M
shares  and a Tax Rate of 25%.
2009
Actual *
Notes:
*2008 and 2009 exclude certain charges, see Reg.
Traditional Industry Volume (Thousands of Units)
G in Appendix for GAAP reconcilation
**Please see 2011 Guidance Slide in Appendix for
additional assumptions
2010
Actual
2008
Actual *
Original $1.6B  Segment
Profit Goal @ 415k units
$1.8B  Segment Profit
Goal @ 350k units

Appendix 2 Quarter 2011 Earnings Call June 7, 2011 nd NYSE: NAV 25

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26 26
2011 Guidance
**   FY2010 includes $10M ($0.14) of cost for UAW agreement
*** 2011 Guidance does not include Engineering Integration Impact or potential Valuation Allowance release
2010 Actual            Guidance ***
2    Quarter 2011 Earnings Call
June 7, 2011
nd
*This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
Truck Industry Units
191,300 240,000 to 260,000
Revenue ($ Billions)
$12.1 $13.6 to $14.3
($ Millions (excluding EPS))
Adj. Mfg. Segment Profit*
$741 $995 to $1,070
Fin. Services, Corporate, Elims*
$(496) $(520) to $(550)
Adj. Profit Excluding Tax*
$246 $475 to $520
Adj. Net Income attributable to NIC*
$223 $427 to $465
Tax Rate
9.4% 10% to 11%
Adj. Diluted EPS attributable to NIC*
$3.05** $5.50 to $6.00
Number of diluted shares
73.2M ~77.6M
Cash ($ Billions)
$1.1 $1.2         to        $1.4

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27 27
Market Share – U.S. & Canada School Bus and Class 6-8
2    Quarter 2011 Earnings Call
June 7, 2011
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Navistar Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Bus (School) 56% 60% 61% 66% 61% 60% 63% 52% 59% 59% 51% 45% 48%
Medium (Class 6-7) 30% 39% 33% 39% 35% 33% 44% 36% 37% 38% 36% 36% 36%
Heavy (LH & RH) 24% 23% 29% 24% 25% 23% 22% 30% 20% 24% 17% 16% 16%
Severe Service 32% 36% 33% 33% 34% 34% 35% 35% 29% 33% 29% 33% 31%
Combined Class 8 26% 27% 30% 27% 28% 26% 26% 31% 22% 26% 19% 20% 19%
Combined Market Share 30% 35% 36% 36% 34% 31% 35% 34% 30% 33% 26% 26% 26%
2011
Market Share — U.S. & Canada School Bus and Class 6-8
2010 2009

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28 28
Worldwide Truck Chargeouts
Fiscal year 2009 Q1 Q2 Q3 Q4 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,700 3,700 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,600 10,900
TOTAL 14,800 12,400 13,500 16,100 56,800
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,300 4,600 11,200
WORLD WIDE TRUCK 19,700 16,400 17,000 22,700 75,800
Fiscal year 2010 Q1 Q2 Q3 Q4 Full Year 2010
BUS 3,100 3,100 2,300 3,900 12,400
MEDIUM 3,900 5,300 3,900 5,400 18,500
HEAVY 5,200 4,600 6,400 5,400 21,600
SEVERE 3,100 3,000 1,800 2,800 10,700
TOTAL 15,300 16,000 14,400 17,500 63,200
MILITARY (U.S. & Foreign) 900 900 1,600 1,200 4,600
EXPANSIONARY 3,900 4,500 4,600 6,100 19,100
WORLD WIDE TRUCK 20,100 21,400 20,600 24,800 86,900
Fiscal year 2011 Q1 Q2 Q3 Q4 Full Year 2011
BUS 2,000 2,100 4,100
MEDIUM 4,600 7,200 11,800
HEAVY 4,700 5,200 9,900
SEVERE 2,300 2,900 5,200
TOTAL 13,600 17,400 0 0 31,000
MILITARY (U.S. & Foreign) 600 700 1,300
EXPANSIONARY 5,300 7,500 12,800
WORLD WIDE TRUCK 19,500 25,600 0 0 45,100
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
29 29
World Wide Engine Shipments
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 19,400   22,500   26,100   31,200   99,200
Ford sales - U.S. and Canada 12,600   26,400   22,900   39,600   101,500
Other OEM sales 4,500     2,400     1,800     2,600     11,300
Intercompany sales 14,400   12,600   12,800   17,500   57,300
Total Shipments 50,900   63,900   63,600   90,900   269,300
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 30,700   34,600   33,600   33,900   132,800
Ford sales - U.S. and Canada 24,700   200        -         -         24,900
Other OEM sales 2,000     3,600     3,700     4,900     14,200
Intercompany sales 16,400   17,700   15,600   18,800   68,500
Total Shipments 73,800   56,100   52,900   57,600   240,400
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200   37,100   64,300
Ford sales - U.S. and Canada -         -
Other OEM sales 4,500     4,400     8,900
Intercompany sales 17,300   23,500   40,800
Total Shipments 49,000   65,000   -         -         114,000
2011
2010
2009
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
30 30
Order Receipts – U.S. & Canada
Percentage Percentage
2011 2010 Change Change 2011 2010 Change Change
2,000 1,900 100 5 3,500 3,500 0 0
6,800 2,300 4,500 196 14,400 9,400 5,000 53
Class 8 heavy trucks 9,300 6,900 2,400 35 17,000 13,100 3,900 30
Class 8 severe service trucks 3,700 2,700 1,000 37 6,500 6,100 400 7
21,800 13,800 8,000 58 41,400 32,100 9,300 29
13,000 9,600 3,400 35 23,500 19,200 4,300 22
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
Six Months Ended
April 30,
Three Months Ended
April 30,
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
31 31
Supplemental Information - Truck
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
Analyst Day 2011 Actuals Analyst Day 2011 Actuals Analyst Day Analyst Day
Q1 Q2 Q3 Q4
Traditional Expansionary Towables
Worldwide Truck Chargeouts
2    Quarter 2011 Earnings Call
June 7, 2011
nd

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
4/30/01
6/30/01
8/31/01
10/31/01
12/31/01
2/28/02
4/30/02
6/30/02
8/31/02
10/31/02
12/31/02
2/28/03
4/30/03
6/30/03
8/31/03
10/31/03
12/31/03
2/29/04
4/30/04
6/30/04
8/31/04
10/31/04
12/31/04
2/28/05
4/30/05
6/30/05
8/31/05
10/31/05
12/31/05
2/28/06
4/29/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
10/31/07
12/31/07
2/29/08
4/30/08
6/30/08
8/31/08
10/31/08
12/31/08
2/28/09
4/30/09
6/30/09
8/31/09
10/31/09
12/31/09
2/28/10
4/30/10
6/30/10
8/31/10
10/31/10
12/31/10
2/28/11
4/30/11

NAVISTAR

NYSE: NAV
32 32
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Excludes the US portion of IC Bus

NYSE: NAV
33 33
Frequently Asked Questions
Q1: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q2: How many Dealcor dealers did you have as of April 30, 2011?
A: Of our 271 primary NAFTA dealers, we have ownership interest in 9 DealCor dealers as of
April 30, 2011. We expect to further reduce our number of Dealcor dealers in 2011.
Q3: How are your dealers doing?
A: The operational and financial strength of our industry leading dealer network continues to improve in all areas of the business, in parallel with the overall improvement in the North American truck market. We continue to add new dealers to the distribution network, attracted by the breadth of our product lines and significant opportunities in major markets.  Considerable investments in facility upgrades and acquisitions have also been completed in the last several months by aggressive and growth oriented existing dealers; further strengthening our footprint, service capabilities and accessibility to our customers.
Q4: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.
Q5: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio through traditional private or public securitizations, and through our bank facility.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
34 34
Frequently Asked Questions
Q6: How is your NFC portfolio performing?
A: Repossessions, past due accounts and losses peaked in 2008 and have continued to show improvement since then. NFC’s retail portfolio in the U.S. is expected to reduce significantly in size now that Navistar Capital, the new GE Capital retail program, is financing retail customers. Performance of this portfolio improved considerably in 2010 and in the first half of 2011.
Q7: What is your total amount of capacity at NFC?
A: Total availability in our U.S. funding facilities is more than $517M as of April 30, 2011.
Q8:   What is included in Financial Services Segment Profit, Corporate and Eliminations?
A: Financial Services Segment Profit, Corporate and Eliminations, as presented, consist of the Finance
Services segment and Corporate and Eliminations as shown in the Segment Reporting footnote of our annual and quarterly reports (10K & 10Q).  The primary drivers of Corporate and Eliminations are
Corporate SG&A, pension and OPEB expense excluding amounts allocated to the segments, annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q9: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital to support the sale of Navistar products – is off to a great start and progressing consistent with expectations.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
35 35
Frequently Asked Questions
Q10: How will the changing DOD budget affect Navistar in FY 2011?
A:
Navistar continues to pursue a number of U.S. and foreign military opportunities and is confident in its annual $2 billion revenue goal.  In addition, the company now has more than 30,000 vehicles in operation throughout the world.  These vehicles will require parts and sustainment support throughout their lifecycles.
Q11: How does the latest Ground Combat Vehicle (GCV) program announcement affect Navistar?
A: Navistar was not originally part of the GCV program and is not currently one of the three bidders participating in the program.
Q12: What are your margins for military vehicles?
A: We do not break margins out specific to our military vehicles. These numbers are reported as part of our Truck Group financials.
Q13: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: As part of the Technology Development (TD) phase, Navistar and BAE continue to participate in the second phase of the JLTV program. Proposals for the Engineering and Manufacturing Development
(EMD) stage are expected in late FY2011. Two teams will then be selected to compete in the EMD phase.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
36 36
Frequently Asked Questions
Q14: How does your Class 8 industry compare to ACT Research?
A:
Q15: What were the 2010 emissions requirements?
A: Through the use of credits manufacturers can go to a maximum of 0.50g NOx if they reduced earlier with advanced technology; manufacturers need to be at 0.20g NOx if they chose not to introduce advanced technologies to reduce their emissions earlier. For many years Navistar introduced cleaner emission engines than the EPA required, so we were able to generate some credit before we needed to go to the 0.20g NOx standard.
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Reconciliation to ACT 2011
ACT* 210,500
CY to FY adjustment (20,000)
Other misc. specialty vehicles  Included in ACT (8,500)
Total (ACT comparable Class 8 to Navistar) 182,000
Navistar Industry Retail Deliveries Combined Class 8 Trucks** 177,500**
Navistar difference from ACT: 4,500
2.5%
*Source:  ACT N.A. Commercial Vehicle Outlook - May, 2011
**See table on bottom of slide 10
U.S. and Canadian Class 8 Truck Sales

NYSE: NAV
37 37
Frequently Asked Questions
Q16: What is Navistar doing to meet the 0.20g NOx emissions when its credits are depleted?
A: Navistar remains committed to its strategy of providing solutions that let customers focus on their business, not emissions regulations. Solutions under development are multi-pronged and include our prime path of in-cylinder solutions along with application-specific solutions such as the Amminex metal ammine-based NOx reductant delivery system which Navistar announced in December 2009. We submitted an application for the 0.20g NOx 13L EGR engine to the EPA.
Q17: What is the current net operating loss total, and why is there still a valuation allowance against deferred tax assets?
A: The Company has U.S. federal net operating losses (NOLs) available with an undiscounted cash value totaling $161 million as of October 31, 2010. In addition, we have state NOLs valued at $85 million and foreign NOLs valued at $85 million, for a total undiscounted cash value of $331 million. A substantial portion of these NOL assets are subject to a valuation allowance. In addition to the deferred tax assets attributable to the NOLs, we have other deferred tax assets arising from temporary book-tax differences subject to a valuation allowance, for a total balance of deferred tax assets subject to a valuation allowance of $1.8 billion. Under U.S. GAAP rules, when the Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company will release its valuation allowances. If U.S. operations continue to improve, we believe that the Company may release all or a portion of its U.S. valuation allowance in the next twelve months.
The release of our U.S. valuation allowance would not directly impact our U.S. cash tax payments, which are expected to remain low until such time as we have exhausted our NOLs and tax credits.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
38 38
Frequently Asked Questions
Q18: How has recent tax legislation affected Navistar?
A: The Worker, Homeownership, and Business Assistance Act of 2009 provided an opportunity to carry back alternative minimum tax net operating losses from the Company’s 2010 fiscal year and to receive a refund of alternative minimum tax (AMT) payments. The Company received its refund of $29 million of AMT credits in fiscal year 2011 as a result of this legislation.
The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extends current tax rules in several areas, which if not extended, could have adversely impacted the
Company’s tax results. In addition, the Act allows businesses to fully depreciate qualifying property purchased through the end of 2011 (50% first year depreciation for purchases in 2012), which will benefit both Navistar and its customers.
Q19: How will $1.8 billion of deferred tax assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes. The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to immediately reduce taxable income in the future. In addition, we have several other major components of deferred taxes which will reduce taxable income in the future. For example, the Company has accrued significant OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the Company will realize tax deductions to offset future taxable income.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
39 39
Frequently Asked Questions
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Q20:
How does vertical integration of a big bore engine impact warranty?
A: With the transition to 100% MaxxForce
®
engines we will assume an increased responsibility for
engine warranty, which was previously absorbed by our suppliers and reflected in our material costs.  The impact of this change will increase warranty expense and decrease material costs.
Q21: Why is your warranty expense higher year over year?
A:
Our warranty costs have been higher than the respective prior year periods primarily as a result of increased intercompany volumes due to the use of all MaxxForce
®
engines in our North America
product offering. In addition, we recognized a $27 million increase in adjustments to pre-existing warranties primarily related to various authorized field campaigns in our Truck segment and changes in our estimated warranty costs per unit on 2007 emission standard engines in our
Engine segment.  Through the first and second quarters of 2011, we have seen favorable performance on our 2010 engines compared to previous launches and expected performance.
Q22:
What are your expected 2011 and beyond pension funding requirements?
A:
Current forecasts indicate that we may need to contribute approximately $144 million in 2011.
Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates, and the impact of any funding relief currently under consideration. We currently expect that from 2012 through 2013, the Company will be required to contribute at least $193 million per year to the plans, depending on asset performance and discount rates.

NYSE: NAV
40 40
Frequently Asked Questions
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Q23: What is your expected 2011 pension and OPEB GAAP expense?
A:
Assuming no further containment actions and no curtailment events, we anticipate 2011 pension and OPEB GAAP expense will not exceed 2010 levels.
Q24:  What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:   The main variance between cash and GAAP interest results from our manufacturing segment’s
$1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes.  As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes ($37 million) and amortization of the embedded call option in the convertible notes ($114 million).  The timing of interest payments also impacts this variance on a quarterly basis, but not on a fiscal year basis.

NYSE: NAV
41 41
Frequently Asked Questions
Q25: What are the $225 million of Recovery Zone Facility Revenue Bonds (RZFBs) Series 2010
due October 15, 2040 being used for?
A: We are using the proceeds to invest in our product development strategy and our HQ consolidation. Great products are a key pillar of our three pronged strategy. Streamlining and improving our product development processes will continue to provide competitive advantages for us in the marketplace. The funding from the RZFBs will allow us to consolidate many facilities into a new facility and make necessary renovations to that facility. Additionally we will invest in an existing facility, which includes investments in equipment and technology that will help us create and improve our product development process and thus shareholder value.
Q26: Why did you use Recovery Zone Facility Bond (RZFB) financing?
A: The RZFBs are a cost effective, long-term form of capital that is complementary to our capital structure. The bonds have a 30 year maturity and a fixed rate coupon of 6.50% per annum. They are callable at par any time after 10 years (October 15, 2020). Issuing bonds in the tax-exempt market gave us exposure to a new source of investors that we wouldn’t otherwise have access to if not for the RZFB program.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
42 42
Frequently Asked Questions
Q27: What should we assume for capital expenditures in fiscal 2011?
A: We plan to continue capital spending within the traditionally guided range of $250 - $350 million for products and development. There is capital spending related to Engineering Integration not included in the range that is fully funded through the RZFBs.
Q28: What are the differences between the accounting vs. economic dilution on your convertible debt?
A: Please see the presentation on the IR website
(http://ir.navistar.com/dilution.cfm )
entitled Dilution
overview resulting from the Convertible Notes issued on October 2009.
Q29: Why are the convertible debt holders now able to convert their notes?
A: The indenture in our convertible notes contains a provision that allows the note holders to convert anytime during the following fiscal quarter should the price of Navistar’s common stock close 130%
above the conversion price for any 20 day period (consecutive or non-consecutive) out of the last 30 consecutive day trading period of each fiscal quarter. Our fiscal quarter ended on April 30, 2011; the conversion price of the notes is $50.274 per share of Navistar’s common stock; 130% of the conversion price equals $65.356 per share of Navistar’s common stock. Since Navistar’s common stock closed above $65.356 per share for more than 20 trading days during the 30 consecutive trading day period ending on April 30, 2011, the note holders now have the right to convert their notes any time from May 2, 2011 through July 31, 2011.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
43 43
Frequently Asked Questions
We do not expect any note holders to convert as it would be uneconomical to convert because by converting, the note holders would sacrifice all future coupon payments and forego the intrinsic value of the embedded call option contained in the convertible notes. If a note holder chooses to convert,
Navistar has the right to satisfy the conversion through 3 different methods: cash settlement, share settlement or combination settlement.  A combination settlement allows Navistar to settle the principal amount in cash and the remaining value to be settled in shares (plus cash in lieu of fractional shares).
However, if the note holder chooses to convert and Navistar chooses to settle via a combination settlement, then there is a 40 trading day observation period to determine the value to be settled in shares, so the note holder will not receive the cash and shares for almost two months after the conversion notice is received.  If Navistar’s common stock does not close above $65.356 per share for any 20 day trading period (consecutive or non-consecutive) during the 30 day consecutive trading day period for any future fiscal quarter end, then the note holders would no longer have the right to convert their notes in the subsequent quarter unless this threshold is triggered once again in the future.
Q30: Why have the convertible notes that are due in October 2014 been reclassified from long-term debt to current debt?
A: As mentioned in the question above, the convertible note holders now have the right to convert their notes through July 31, 2011. Under GAAP, since note holders have the right to convert, the debt must be classified as a current liability.  Since we do not expect any note holders to convert, this is not expected to have any cash impact to Navistar.  If the notes are no longer convertible after July 31, 2011, then the notes will be reclassified from current to long-term debt.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
44 44
($ in millions)
Note:  Manufacturing cash flow is a non-GAAP presentation. See
SEC Reg G – non-GAAP reconciliation.
Manufacturing Cash Flow
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Beginning Mfg. Cash
1
Balance Fiscal 2009 Fiscal 2010 Q1 - 2011 Q2 2011
October 31, 2008 $777
October 31, 2009 $1,152
October 31, 2010 $1,100
January 31, 2011 $762
Approximate Cash Flows:
From Operations 534 409 (214) 386
Dividends from NFC 0 0 0 0
From Investing / (Cap Ex) (284) (350) (113) (83)
From Financing / (Debt Pay Down) 36 (110) (13) 8
Exchange Rate Effect 9 (1) 2 6
Net Cash Flow $295 ($52) ($338) $317
Blue Diamond Consolidation $80 $0 $0 $0
Ending Mfg. Cash
1
Balance Fiscal 2009 YTD - FY 2010 Q1 - 2011 Q2 2011
October 31, 2009
2
$1,152
October 31, 2010 $1,100
January 31, 2011 $762
April 30, 2011 $1,079
1
Cash = Cash, Cash Equivalents & Marketable Securities
2
Includes cash from the consolidation of minority interests

NYSE: NAV
45 45
Outstanding Debt Balances
April 31, October 31,
(in millions)
2011 2010
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $34 and
$35 million at respective dates 966            965
3.0% Senior Subordinated Convertible Notes, due 2014, net of
unamortized discount of $84 and $94 million at the respective dates
486            476
Debt of majority-owned dealerships 93             66
Financing arrangements and capital lease obligations 166            221
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040 225            225
Other 33             33
Total manufacturing operations debt 1,969         1,986
Less: Current portion (619)          (145)
Net long-term manufacturing operations debt 1,350      1,841
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due
serially through 2018 1,769         1,731
Bank revolvers, at fixed and variable rates, due dates from 2012 through
2018 942            974
Commercial paper, at variable rates, due serially through 2012  55             67
Borrowings secured by operating and finance leases, at various rates,
due serially through 2017 88             112
Total financial services operations debt 2,854      2,884
Less: Current portion (751)          (487)
Net long-term financial services operations debt 2,103      2,397
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
46 46
SEC Regulation G Non-GAAP
Reconciliation
Manufacturing Segment
Results:
We believe manufacturing segment results, which includes the segment results of our
Truck, Engine, and Parts reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Adjusted Net Income and Diluted Earnings Per Share Attributable To Navistar International Corporation and
Adjusted Manufacturing Segment Profit:
We believe that adjusted net income, diluted earnings per share attributable to
Navistar International Corporation, and adjusted manufacturing segment profit excluding engineering integration costs, certain restructuring costs, and certain impairment charges, which are not considered to be part of our ongoing business, improve the comparability of year to year results and are representative of our underlying performance. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.
2    Quarter 2011 Earnings Call
June 7, 2011
nd
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles
(GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

NYSE: NAV
47 47
SEC Regulation G Non-GAAP
Reconciliation
Adjusted Manufacturing Earnings Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
Adjusted manufacturing segment EBITDA is defined as our consolidated net income (loss) from continuing operations minus the net income (loss) from our financial services operations plus interest expense, income taxes, and depreciation and amortization. EBITDA is a measure commonly used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures, and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities or other consolidated operations, or cash flow statement data prepared in accordance with GAAP, or as a measure of our profitability or liquidity as determined in accordance with GAAP.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing
cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs.
This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with manufacturing marketable securities being treated as a cash equivalent. Manufacturing cash, cash equivalents, and marketable securities represents the
Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
2    Quarter 2011 Earnings Call
June 7, 2011
nd

NYSE: NAV
48 48
SEC Regulation G –
EPS vs. Traditional Industry
Original
Target
Revised
Target
U.S. & Canada Industry
414,500 350,000
Sales and Revenues, Net (A)
$15 + $20 +
Diluted earnings per share attributable to Navistar International Corporation
$  11.46 $  12.31
Approximate diluted weighted shares outstanding
~ 72.5 ~ 72.5
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation
$     825 $     892
Less: Financial services segment profit, Corporate and eliminations, and income taxes
       (775)        (888)
Manufacturing segment profit
$  1,600 $  1,780
2    Quarter 2011 Earnings Call
June 7, 2011
nd
(A) Revised Target sales and revenues, net  –  Projections based on $17-18B of GAAP revenue and $2-3B of Non-GAAP revenue related to Navistar's share of non-consolidated affiliates.

NYSE: NAV
49 49
SEC Regulation G
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Three Months Ended April 30, 2011
($ millions)
Net income (loss) attributable to NIC $74
Add back income taxes $5
Income before income taxes $79
Less equity income from financial service operations
($40)
Income before income taxes and equity income from financial service operations $39
Add back manufacturing interest expense $38
Manufacturing EBIT $77
Add back manufacturing depreciation and amortization
1
$74
Adjusted manufacturing EBITDA $151
1 Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization
Navistar International Corporation (Manufacturing operations with financial services operations on a pre-tax equity basis)

NYSE: NAV
50 50
SEC Regulation G –
2011 Guidance
2    Quarter 2011 Earnings Call
June 7, 2011
nd
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters. We continue to develop plans for efficient transitions related to these activities and the optimization of our operations and management structure. We expect to incur approximately $77 million of engineering integration costs in fiscal 2011 with approximately $67 million of the costs to be recognized by our manufacturing segment and approximately $10 million of corporate charges.
(B) Approximate diluted weighted shares outstanding based on assumed average share price of $65 per share during the period.
Lower Upper
(Dollars in Millions, except per share data)
Net income attributable to Navistar International Corporation 350 388
77 77
Adjusted net income attributable to Navistar International Corporation
427 465
Less: Income taxes (48) (55)
Adjusted Profit Excluding Tax
475 520
Diluted earnings per share attributable to Navistar International Corporation 4.50 5.00
1.00 1.00
Adjusted diluted earnings per share attributable to Navistar International Corporation
5.50 6.00
77.6 77.6
Lower Upper
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation 350 388
Less: Financial services segment profit, Corporate and eliminations, and income taxes (578) (615)
Manufacturing segment profit
928 1,003
67 67
Adjusted manufacturing segment profit
995 1,070
Fiscal 2011 guidance: adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Fiscal 2011 guidance: manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
$
$
$
$
$
$
$
$
$
$
$
$
$
$
Plus: Engineering integration costs
Approximate diluted weighted shares outstandin
Plus: Engineering integration costs
(A)
(A)
(B)
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation

NYSE: NAV
51 51
SEC Regulation G –
Fiscal Year Comparison
2009 2008
(Dollars in Millions, except per share data)
Net income (loss) attributable to Navistar International Corporation $          320 $           134
Plus:
Ford settlement, restructuring and related charges (benefits) (A)             (157)                  36
Impairment of property, plant, and equipment (B)                 31                358
Write-off of debt issuance costs (C)                 11                   -
Adjusted net income attributable to Navistar International Corporation $          205 $           528
Adjusted diluted earnings per share attributable to Navistar International Corporation
$         2.86 $          7.21
Diluted weighted shares outstanding             71.8               73.2
2010
2009 2008
(Dollars in Millions, except per share data)
Net income attributable to Navistar International Corporation
$       223 $       320 $        134
Less: Income taxes               (23)                (37)                 (57)
Profit Excluding Tax
$       246 $       357 $        191
Less:
Financial services segment profit (loss)                 95                 40                 (24)
Corporate and eliminations            (590)             (519)               (478)
Manufacturing segment profit
          741           836            693
Plus:
Ford settlement, restructuring and related charges (benefits) (A)                 -               (160)                  37
Impairment of property, plant, and equipment (B)                 -                   31                358
Adjusted manufacturing segment profit
$       741 $       707 $     1,088
Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
2    Quarter 2011 Earnings Call
June 7, 2011
nd
(A) Ford settlement, restructuring and related charges (benefits) include the impact of our settlement with Ford in 2009 as well as charges and benefits recognized related to restructuring activity at our Indianapolis Casting Corporation and Indianapolis Engine Plant. The charges and benefits were recognized in our Engine segment with the exception of $3 million of income tax expense and $1 million of income tax benefit related to the settlement in 2009 and 2008 respectively.
(B) Impairment of property, plant, and equipment in 2008 are related to impairments to the asset groups in the Engine segment’s VEE Business Unit. The 2009 impairments relate to charges recognized by the Truck segment for impairments related to asset groups at our Chatham and Conway facilities
(C) The write-off of debt issuance costs in 2009 relate to charges related to the Company’s refinancing.

NYSE: NAV
52 52
SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
(Dollars in Millions)
April 30, 2011
October 31,
2010
October 31,
2009
October 31,
2008
Manufacturing segment cash and cash equivalents 361 $          534 $          1,152 $       775 $
Financial services segment cash and cash equivalents 29 51 60 86
Consolidated cash and cash equivalents 390 $          585 $          1,212 $       861 $
Manufacturing marketable securities
(A)
Financial services segment marketable securities 718 $          566 $
-
$          2 $
Consolidated marketale securities 20 20
- -
738 $          586 $
-
$          2 $
Manufacturing segment cash and cash equivalents 361 $          534 $          1,152 $       775 $
Manfuacturing marketable securities 718 566
-
2
Manufacturing segment cash, cash equivalents and marketable securities 1,079 $       1,100 $       1,152 $       777 $
(A)
Manufacturing marketable securities as of October 31, 2008 of $2 million were included in Other current assets for financial reporting.

NYSE: NAV
53 53
SEC Regulation G –
Manufacturing Cash
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
For the year ended October 31, 2009
Cash flows from operations $ 534 $ 704 $ - $ 1,238
Cash flows from investing / capital expenditures (284) 50 22 (212)
Cash flows from financing / debt pay down 36 (780) (20) (764)
Effect of exchange rate changes 9 - - 9
Net cash flows $ 295 $ (26) $ 2 $ 271
Blue Diamond Consolidation 80 - - 80
Beginning cash, cash equivalents and marketable securities balance 777 86 (2) 861
Ending cash, cash equivalents and marketable securities balance
$ 1,152 $ 60 $ - $ 1,212
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
For the year ended October 31, 2010
Cash flows from operations $ 409 $ 698 $ - $ 1,107
Cash flows from investing / capital expenditures (350) 492 (576) (434)
Cash flows from financing / debt pay down (110) (1,180) (10) (1,300)
Effect of exchange rate changes (1) 1 - -
Net cash flows $ (52) $ 11 $ (586) $ (627)
Blue Diamond Consolidation - - - -
Beginning cash, cash equivalents and marketable securities balance 1,152 60 - 1,212
Ending cash, cash equivalents and marketable securities balance
$ 1,100 $ 71 $ (586) $ 585
Manufacturing segment cash flow reconciliation:
Manufacturing segment cash flow reconciliation:

NYSE: NAV
54 54
SEC Regulation G –
Manufacturing Cash
2    Quarter 2011 Earnings Call
June 7, 2011
nd
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
For the six months ended April 30, 2011
Cash flows from operations $                172 $                  54 $                   - $                226
Cash flows from investing / capital expenditures (196) (26) (152) (374)
Cash flows from financing / debt pay down (5) (53) (58)
Effect of exchange rate changes 8 3 - 11
Net cash flows $                 (21) $                 (22) $              (152) $              (195)
Blue Diamond Consolidation - - - -
Beginning cash, cash equivalents and marketable securities
balance 1,100 71 (586) 585
Ending cash, cash equivalents and marketable securities balance
$            1,079 $                  49 $              (738) $                390
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
For the three months ended April 30, 2011
Cash flows from operations $                386 $              (165) $                   - $                221
Cash flows from investing / capital expenditures: (83) (26) (328) (437)
Cash flows from financing / debt pay down 8 191 - 199
Effect of exchange rate changes 6 2 - 8
Net cash flows $                317 $                    2 $              (328) $                   (9)
Blue Diamond Consolidation - - - -
Beginning cash, cash equivalents and marketable securities
balance 762 47 (410) 399
Ending cash, cash equivalents and marketable securities balance
$            1,079 $                  49 $              (738) $                390
Manufacturing segment cash flow reconciliation:
Manufacturing segment cash flow reconciliation:

NYSE: NAV
55 55
SEC Regulation G –
Three and six months ended April 30, 2011 and 2010
(A) Engineering integration costs relate to the
consolidation of our truck and engine engineering
operations as well as the move of our world
headquarters. Engineering integration costs include
restructuring charges for activities at our Fort Wayne
facility of $1 million and $19 million for the three and
six months ended April 30, 2011, respectively. The
restructuring charges recorded are based on
restructuring plans that have been committed to by
management and are, in part, based upon
management's best estimates of future events.
Changes to the estimates may require future
adjustments to the restructuring liabilities. We also
incurred an additional $5 million and $7 million of
other related costs for the three and six months
ended April 30, 2011, respectively. Operations
included in our manufacturing segment recognized $3
million and $21 million of the engineering integration
costs for the three and six months ended April 30,
2011, respectively. We continue to develop plans for
efficient transitions related to these activities and the
optimization of our operations and management
structure. For fiscal 2011, we expect to incur
approximately $50 million of additional charges
related to these activities.
(B) Ford restructuring and related charges (benefits) are
charges and benefits recognized in 2010 related to
restructuring activity at our Indianapolis Casting
Corporation and Indianapolis Engine Plant.  In the
first quarter of 2010, the Company recognized $17
million of restructuring benefits related to restructuring
activity at these locations. The restructuring benefit
primarily related to the settlement of a portion of our
other contractual costs for $16 million within the
restructuring liability. The charges were included in
Restructuring charges in our Engine segment.
2    Quarter 2011 Earnings Call
June 7, 2011
nd
2011 2010 2011 2010
(Dollars in Millions, except per share data)
Net income (loss) attributable to Navistar International Corporation
$        74 $        43 $        68 $        62
Plus:
Engineering integration costs
(A)
6 - 26 -
Ford restructuring and related charges (benefits)
(B)
- - - (17)
Adjusted net income attributable to Navistar International Corporation
$        80 $        43 $        94 $        45
Diluted earnings (loss) per share attributable to Navistar International Corporation
$     0.93 $     0.60 $     0.87 $     0.86
Effect of adjustments on diluted earnings per share attributable to Navistar International
Corporation
0.09 - 0.35 (0.24)
Adjusted diluted earnings per share attributable to Navistar International Corporation $     1.02 $     0.60 $     1.22 $     0.62
Diluted weighted shares outstanding
78.6 72.8 77.3 72.4
2011 2010 2011 2010
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation
$        74 $        43 $        68 $        62
Less:
Financial services segment profit
$        40 $        16 $        72 $        28
Corporate and eliminations
(129) (132) (247) (285)
Income taxes
(5) 10 (5) 2
Manufacturing segment profit
168 149 248 317
Plus:
Engineering integration costs
(A)
3 - 21 -
Ford restructuring and related charges (benefits)
(B)
- - - (17)
Adjusted manufacturing segment profit
$      171 $      149 $      269 $      300
Adjusted net income and diluted earnings per share attributable to Navistar International
Three Months Ended
April 30,
Six Months Ended
April 30,
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Three Months Ended
April 30,
Six Months Ended
April 30,
Corporation reconciliation:

NYSE: NAV
56 56
SEC Regulation G –
Q1 2011 vs. Q1 2010 Comparison
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters. Engineering integration costs include restructuring charges for activities at our Fort Wayne facility of $18 million for the three months ended January 31, 2011. The restructuring charges recorded are based on restructuring plans that have been committed to by management and are, in part, based upon management's best estimates of future events.
Changes to the estimates may require future adjustments to the restructuring liabilities. We also incurred an additional $2 million of other related costs for the three months ended January 31, 2011. Operations included in our manufacturing segment recognized $18 million of the engineering integration costs for the three months ended January 31,
2011. We continue to develop plans for efficient transitions related to these activities and the optimization of our operations and management structure. For fiscal 2011, we expect to incur approximately $50 million of additional charges related to these activities.
(B) Ford restructuring and related charges (benefits) are charges and benefits recognized in 2010 related to restructuring activity at our Indianapolis
Casting Corporation and Indianapolis Engine Plant.  In the first quarter of
2010, the Company recognized $17 million of restructuring benefits related to restructuring activity at these locations. The restructuring benefit primarily related to the settlement of a portion of our other contractual costs for $16 million within the restructuring liability. The charges were included in Restructuring charges
in our Engine segment.
2    Quarter 2011 Earnings Call
June 7, 2011
nd
2011 2010
(Dollars in Millions, except per share data)
Net income (loss) attributable to Navistar International Corporation
$         (6) $        19
Plus:
Engineering integration costs
(A)
20 -
Ford restructuring and related charges (benefits)
(B)
- (17)
Adjusted net income attributable to Navistar International Corporation
$        14 $          2
Diluted earnings (loss) per share attributable to Navistar International Corporation
$    (0.08) $     0.26
Effect of adjustments on diluted earnings per share attributable to Navistar International
Corporation
0.27 (0.23)
Adjusted diluted earnings per share attributable to Navistar International Corporation $     0.18 $     0.03
Diluted weighted shares outstanding
(C)
75.9 72.1
2011 2010
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation
$         (6) $        19
Less:
Financial services segment profit
$        32 $        12
Corporate and eliminations
(118) (153)
Income taxes
- (8)
Manufacturing segment profit
80 168
Plus:
Engineering integration costs
(A)
18 -
Ford restructuring and related charges (benefits)
(B)
- (17)
Adjusted manufacturing segment profit
$        98 $      151
Adjusted net income and diluted earnings per share attributable to Navistar International
Three Months Ended
January 31,
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Three Months Ended
January 31,
Corporation reconciliation: